Exhibit 10 (a)

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Post-Effective Amendment No. 3 to Registration Statement No. 333-102934 of Allstate Financial Advisors Separate Account I (the "Account") of Allstate Life Insurance Company (the "Company") on Form N-4 of our report dated February 4, 2004 (which report expresses an unqualified opinion and includes an explanatory paragraph relating to changes in the methods of accounting for embedded derivatives in modified coinsurance agreements and variable interest entities in 2003), relating to the consolidated financial statements and the related financial statement schedules of the Company appearing in the Annual Report on Form 10-K of the Company for the year ended December 31, 2003, to its use in the Statements of Additional Information (which is incorporated by reference in the Prospectus of the Account), which are part of such Registration Statement, and to the use of our report dated April 12, 2004 relating to the financial statements of Allstate Financial Advisors Separate Account I also appearing in such Statements of Additional Information.

We also consent to the reference to us under the heading "Experts" appearing herein and in such Statements of Additional Information.


/s/ Deloitte & Touche LLP

Chicago, Illinois
April 13, 2004

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Exhibit 10 (b)

                                   CONSENT OF
                               FOLEY & LARDNER LLP

         We hereby consent to the reference to our firm under the caption "Legal Matters" in the prospectuses included in Post-Effective Amendment 3 to the Form N-4 Registration Statement of Allstate Financial Advisors Separate Account I (File No. 333-102934).


                                            /s/  Foley & Lardner LLP
                                            FOLEY & LARDNER LLP


Washington, D.C.
April 12, 2004